Exhibit 99.1

Schedule identifying the differences between the certificate of trust (the “Certificate of
Trust”) for the trust identified on the cover page of the Exchange Act report into which this
Exhibit 99.1 is incorporated by reference (the “Trust”) and Exhibit 3.1(a) (“Exhibit
3.1(a)”) to Protective Life Insurance Company’s Report on Form 8-K filed on May 9, 2006

Omitted Document:  The Certificate of Trust

Differences

The Certificate of Trust differs from Exhibit 3.1(a) to the extent that the name of the Trust set forth in the Pricing Supplement filed by Protective Life Insurance Company with the Securities and Exchange Commission pursuant to Rule 424(b) of the rules and regulations of the SEC under the Securities Act of 1933, as amended, with respect to the notes issued by the Trust differs from the name of the trust set forth in Exhibit 3.1(a).